Exhibit 1
                                                                   Page 1 of 22




                        CONNECTICUT NATURAL GAS CORPORATION

                                  640,000  SHARES
                                   COMMON STOCK
                                ($3.125 PAR VALUE)


                              UNDERWRITING AGREEMENT
                              ----------------------


                                                                         , 1996
                                                        -----------------
   A.G. EDWARDS & SONS, INC.
     As Representative of the Underwriters
       c/o A.G. Edwards & Sons, Inc.
       One North Jefferson Avenue
       St. Louis, Missouri 63103


         The undersigned, Connecticut Natural Gas Corporation, a Connecticut corporation (the "Company"), hereby addresses you as the representative of each of the persons, firms and corporations listed on Schedule I hereto (collectively, the "Underwriters") and hereby confirms its agreement with the Underwriters as follows:

         1. DESCRIPTION OF SHARES. The Company proposes to issue and sell to the Underwriters 640,000 shares of its Common Stock, par value $3.125 per share as set forth on Schedule I hereto (such 640,000 shares of Common Stock are herein referred to as the "Firm Shares"). Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further proposes to grant the right to the Underwriters to purchase up to an additional 60,000 shares of Common Stock (the "Option Shares") identical to the Firm Shares, as provided in Section 3 of this Agreement. The Firm Shares and the Option Shares are herein sometimes referred to as the "Shares" and are more fully described in the Prospectus hereinafter defined.

         2. PURCHASE, SALE AND DELIVERY OF FIRM SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, (a) to purchase from the Company at a purchase price of $_____ per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) to purchase from the Company any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to Section 3 hereof.

         The Company will deliver definitive certificates for the Firm Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New
   York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon, for the accounts of the Underwriters against payment to the Company of the purchase price for the Firm Shares sold by it to the several Underwriters by certified check in clearing house (next day available) funds payable to the order of the Company and delivered to One
   North Jefferson Avenue, St. Louis, Missouri 63103, or at such other place as may be agreed upon between you and the Company (the "Place of Closing"),
   Exhibit 1
   Page 2 of 22


   at 10:00 a.m., St. Louis time, on ________________, 1996, or at such other time and date not later than five full business days thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

         The certificates for the Firm Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Closing Date.

         It is understood that an Underwriter, individually, may (but shall not be obligated to) make payment on behalf of the other Underwriters whose checks shall not have been received prior to the Closing Date for Shares to be purchased by such Underwriter. Any such payment by an Underwriter shall not relieve the other Underwriters of any of their obligations hereunder.

         It is understood that the Underwriters propose to offer the Shares to the public upon the terms and conditions set forth in the Registration Statement hereinafter defined.

         3. PURCHASE, SALE AND DELIVERY OF THE OPTION SHARES. The Company hereby grants options to the Underwriters to purchase from it up to 60,000 Option Shares on the same terms and conditions as the Firm Shares; provided, however, that such options may be exercised only for the purpose of covering any over-allotments which may be made by them in the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

         The options are exercisable by you, as representative of the Underwriters, at any time, and from time to time, before the expiration of 30 days from the date of this Agreement, for the purchase of all or part of the Option Shares covered thereby, by notice given by you to the Company in the manner provided in Section 13 hereof, setting forth the number of Option Shares as to which the Underwriters are exercising the options, and the date of delivery of said Option Shares, which date shall not be less than five business days after such notice unless otherwise agreed to by the parties. You may terminate the options at any time, as to any unexercised portion thereof, by giving written notice to the Company to such effect.

         You, as representative of the Underwriters, shall make such allocation of the Option Shares among the Underwriters as may be required to eliminate purchases of fractional Shares.

         Delivery of the Option Shares with respect to which the options shall have been exercised shall be made to or upon your order at Edwards' Office (or at such other place as you and the Company may mutually agree upon), against payment by you of the per share purchase price to the Company by certified check, payable in clearing house (next day available) funds.
   Such payment and delivery shall be made at 10:00 a.m., St. Louis time, on the date designated in the notice given by you as above provided for, unless some other date and time are agreed upon, which date and time of payment and delivery are called the "Option Closing Date." The certificates for the Option Shares so to be delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Option Closing Date.  On the Option Closing Date, the Company shall
                                                                   Exhibit 1
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   provide the Underwriters such representations, warranties, opinions and covenants with respect to the Option Shares as are required to be delivered on the Closing Date with respect to the Firm Shares.

         4.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.

               (a) The Company represents and warrants to and agrees with each Underwriter that:

                     (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"); a registration statement (Registration No. ________) on Form S-3 with respect to the Shares, including a preliminary prospectus, and such amendments to such registration statement as may have been required to the date of this Agreement, has been carefully prepared by the Company pursuant to and in conformity with the requirements of the Act, and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of Rule 430 or 430A of the Rules and Regulations) contained therein, the exhibits, financial statements and schedules have heretofore been delivered by the Company to you. If such registration statement has not become effective under the Act, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective under the Act, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" as used herein means the registration statement as amended at the time it becomes or became effective under the Act (the "Effective Date"), including financial statements and all exhibits and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act and, if applicable, the information deemed to be included by Rule 430A of the Rules and Regulations. The term "Prospectus" as used herein means (i) the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, (ii) if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date, or (iii) if a Term Sheet or Abbreviated Term Sheet (as such terms are defined in Rule 434(b) and 434(c), respectively, of the Rules and Regulations) is filed with the Commission pursuant to Rule 424(b)(7) of the Rules and Regulations, the Term Sheet or Abbreviated Term Sheet and the last Preliminary Prospectus filed with the Commission prior to the time the Registration Statement became effective, taken together (including, in each case, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act). The term "Preliminary Prospectus" as used herein shall mean a preliminary prospectus as contemplated by Rule 430 or 430A of the Rules and Regulations included at any time in the Registration Statement.

                     (ii) The Commission has not issued, and is not to the knowledge of the Company threatening to issue, an order
   Exhibit 1
   Page 4 of 22


         preventing or suspending the use of any Preliminary Prospectus or the Prospectus nor instituted proceedings for that purpose. Each Preliminary Prospectus at its date of issue, the Registration Statement and the Prospectus and any amendments or supplements thereto contains or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, and neither the Prospectus nor any supplement thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof.

                     (iii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations adopted by the Commission thereunder (the "1934 Act Rules and Regulations"), and, when read together and with the other information in the Prospectus, at the time the Registration Statement became effective and at the Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                     (iv)  The filing of the Registration Statement and the
         execution and delivery of this Agreement have been duly authorized by the Board of Directors of the Company; this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent the enforceability of the indemnification and contribution provisions of Section 7 hereof may be limited by public policy considerations as expressed in the
         Act as construed by courts of competent jurisdiction, and except as enforceability may be limited by bankruptcy, insolvency,
         reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity); the issue and sale of the Shares by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's certificate of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries under, any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company or its subsidiaries is subject, or any order, rule or regulation of any court or governmental agency or body having
                                                                   Exhibit 1
                                                                   Page 5 of 22



         jurisdiction over the Company or its subsidiaries or their properties, except to such extent as does not materially adversely affect the business of the Company and its subsidiaries taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the transactions herein contemplated, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or the New York Stock Exchange ("NYSE") or under the Act or Rules and Regulations or any state securities laws and except for an order from the Connecticut Department of Public Utility Control ("DPUC") authorizing the issuance and sale of the Shares on terms consistent with this Agreement, which order has been obtained and is in full force and effect.

                     (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries taken as a whole have not incurred any material liabilities or material obligations, direct or contingent, other than in the ordinary course of business, or entered into any material transactions not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company and its subsidiaries taken as a whole or any material adverse change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company and its subsidiaries taken as a whole. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon; all tax liabilities are adequately provided for on the books of the Company and its subsidiaries except to such extent as would not materially adversely affect the business of the Company and its subsidiaries taken as a whole; the Company and its subsidiaries have made all necessary payroll tax payments and are current and up-to-date as of the date of this Agreement; and the Company and its subsidiaries have no knowledge of any tax proceeding or action pending or threatened against the Company or its subsidiaries which might materially adversely affect their business or property.

                     (vi)  Except as described in the Prospectus, there is not
         now pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or its subsidiaries is a party before or by any court or public, regulatory or governmental agency or body which might be expected to result (individually or in the aggregate) in any material adverse change in the condition (financial or other), business or prospects of the Company and its subsidiaries taken as a whole, or might be expected to materially and adversely affect (individually or in the aggregate) the properties or assets thereof; and there are no contracts or documents of the Company or its subsidiaries which would be required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as
   Exhibit 1
   Page 6 of 22


         exhibits to the Registration Statement or incorporated by reference therein.

                     (vii) The Company has duly and validly authorized capital stock as described in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform, or when issued will conform, to the description thereof in the Prospectus and have been, or, when issued and paid for will be, duly authorized, validly issued, fully paid and nonassessable; and the issuance of the Shares to be purchased from the Company hereunder is not subject to preemptive rights.

                     (viii) The Company and its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the states or other jurisdictions under which they are incorporated, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Prospectus; the Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and its subsidiaries to conduct its or their business as described in the Prospectus; and the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person; no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiaries are outstanding.

                     (ix) Arthur Andersen LLP, the accounting firm which has certified or reviewed portions of the financial statements filed with or incorporated by reference in and as a part of the Registration Statement, some which are included in the Prospectus, is an independent public accounting firm within the meaning of the Act and the Rules and Regulations.

                     (x) The consolidated financial statements and schedules of the Company, including the notes thereto, filed with or incorporated by reference in and as a part of the Registration Statement, are accurate in all material respects and present fairly the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations and statements of cash flow for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise disclosed in the Prospectus. The selected financial data included or incorporated by reference in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements.

                     (xi)        Neither the Company nor any subsidiary is in
         default with respect to any contract or agreement to which it is a party; provided that this representation shall not apply to defaults
                                                                   Exhibit 1
                                                                   Page 7 of 22



         which in the aggregate are not materially adverse to the condition, financial or other, or the business or prospects of the Company and its subsidiaries taken as a whole.

                     (xii) Neither the Company nor any subsidiary is in violation of any other laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation,
         Section 13(b) of the 1934 Act, and neither the Company nor any subsidiary has failed to obtain any other license, permit, franchise, easement, consent, or other governmental authorization necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which violation or failure would materially adversely affect the business, operations, affairs, properties, prospects, profits or condition (financial or other) of the Company and its subsidiaries taken as a whole. Neither the Company nor any subsidiary has, at any time during the past five years (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

                     (xiii) Except as described in the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries taken as a whole.

                     (xiv) The Company and its subsidiaries have good and marketable title to all property owned by them, free and clear of all liens, encumbrances, restrictions and defects except such as are described in the Prospectus or do not interfere with the use made and proposed to be made of such property; and any property held under lease or sublease by the Company or its subsidiaries is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, and neither the Company nor any subsidiary has any notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or any subsidiary's rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its subsidiary's rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof.

                     (xv)        Except as described in the Prospectus or in
         this subparagraph (xv), there is no action, suit or other proceeding nor is the Company aware of any factual basis for any action, suit or other proceeding involving the Company or its subsidiaries or any of their material assets, by reason of any failure by the Company or any
   Exhibit 1
   Page 8 of 22


         of its subsidiaries, or any predecessor thereof, to comply with any requirements of federal, state or local laws or regulations relating to air, water, solid waste management, hazardous or toxic waste or substances, or the protection of health or the environment, other than actions, suits or proceedings and compliance failures that individually or in the aggregate would not impose a material cost on the Company or its subsidiaries and would not materially interfere with the ability of the Company or any of its subsidiaries to perform its usual functions. Except as described in the Prospectus or in this subparagraph (xv), the Company and its subsidiaries have not received any notice that the Company or any of its subsidiaries is deemed a "potentially responsible party" pursuant to Section 107(a) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq. ("CERCLA"). Except as described in the Prospectus or in this subparagraph (xv), the Company is not aware that any solid or hazardous waste or hazardous substance or pollutant or contaminant is located at any of the property currently or formerly owned or operated by the Company or any of its subsidiaries the removal or remediation of which would impose a material cost on the Company or its subsidiaries. The following modify, and are a part of, the representations, warranties, and agreements of this subparagraph
         (xv):

                     (A) At one of its locations, the Company uses vaporizers that operate by bubbling flue gases through a tank of water. The tank periodically overflows into a french drain system near a wetlands. The Company does not have a groundwater discharge permit for the overflows, but expects to redesign its process to eliminate the discharge. To date the Company has not received any notice of violation from any governmental agency with respect to the overflows.

                     (B) A building at the Company's subsidiary, The Hartford Steam Company, contains asbestos. The Company has periodically removed some of the asbestos and has never received a notice of violation from any governmental agency in connection with such removals. The Company regularly monitors the condition of, and whether airborne fibers have been released from, the remaining asbestos.



                     (xvi) No labor disturbance exists with the employees of the Company or its subsidiaries or is imminent which would have a material adverse effect on the Company and its subsidiaries taken as a whole.

                     (xvii) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

                     (xviii)     The Company is not an "investment company" or
         a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                                                   Exhibit 1
                                                                   Page 9 of 22



               (b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         5. ADDITIONAL COVENANTS. The Company covenants and agrees with the several Underwriters that:

               (a) If the Registration Statement is not effective under the Act, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective. The Company (i) will prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations, if required, a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations or otherwise or a Term Sheet or Abbreviated Term Sheet, as applicable; (ii) will not file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and
   (iii) will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

               (b) The Company will advise the Underwriters promptly, after it shall receive notice or obtain knowledge thereof, of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

               (c) The Company will cooperate with the Underwriters and their counsel in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as they may have designated and will make such applications, file such documents, and furnish such information as may be necessary for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation as doing business in any jurisdiction where it is not now so taxed. The Company will, from time to time, file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request.

               (d)   The Company will deliver to, or upon the order of, the
   Underwriters, without charge from time to time, as many copies of any
   Preliminary Prospectus (including all documents incorporated by reference therein) as they may reasonably request.  The Company will deliver to, or upon the order of, the Underwriters without charge as many copies of the
   Prospectus (including all documents incorporated by reference therein), or as it thereafter may be amended or supplemented, as they may from time to time reasonably request. The Company consents to the use of such Prospectus
   Exhibit 1
   Page 10 of 22


   by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such other purposes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares. The Company will deliver to the Underwriters at or before the Closing Date two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith or incorporated by reference therein and all documents incorporated by reference in the Prospectus, and will deliver to the Underwriters such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as they may reasonably request.

               (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in your judgment or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

               (f) The Company will make generally available to its shareholders and will file as an exhibit in a report pursuant to the 1934 Act, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of
   Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Underwriters in writing when such statement has been so made available.

               (g) The Company will, for a period of five years from the Closing Date, deliver to the Underwriters at their principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the 1934 Act. The Company will deliver to the Underwriters similar reports with respect to any significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements. Any report, document or other information required to be furnished under this paragraph
   (g) shall be furnished as soon as practicable after such report, document or information becomes available.

               (h) The Company will apply the proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of Item 504 of Regulation S-K.

               (i)   The Company will supply you with copies of all
   correspondence to and from, and all documents issued to and by, the
   Commission in connection with the registration of the Shares under the Act.
                                                                   Exhibit 1
                                                                  Page 11 of 22




               (j) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

               (k) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company will not issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Shares, without your prior written consent.

               (l) The Company will use its best efforts to obtain approval for, and maintain the listing of the Shares on the NYSE.

               (m) For a period of 90 days from the Effective Date, the Company will not sell, offer to sell, or otherwise dispose of, directly or indirectly, any shares of the Company's capital stock or rights to acquire such shares without your prior written consent, except for the Shares sold hereunder, shares of Common Stock issuable pursuant to a plan for employees or shareholders in effect on the date hereof, shares of Common Stock pursuant to the Company's Dividend Reinvestment Plan, and shares of Common Stock issuable on exercise of options outstanding on the date hereof.

               (n) During any period in which a prospectus is required by law to be delivered by an Underwriter or dealer, the Company will promptly file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15(d) of the 1934 Act.

               (o) The Company and its subsidiaries will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's authorization,
   (2) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company and its subsidiaries, (3) access to the assets of the Company and its subsidiaries is permitted only in accordance with management's authorization, and (4) the recorded accounts of the assets of the Company and its subsidiaries are compared with existing assets at reasonable intervals.

         6. CONDITIONS OF UNDERWIRTERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy in all material respects, as of the date hereof and as of the Closing Date (and, if applicable, the Option Closing Date), of the representations and warranties of the Company contained herein, to the performance in all material respects by the Company of its covenants and obligations hereunder, and to the following additional conditions:

               (a) All filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been
   Exhibit 1
   Page 12 of 22


   initiated or, to the knowledge of the Company or any Underwriter, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

               (b) No Underwriter shall have disclosed in writing to the Company on or prior to the Closing Date (and, if applicable, the Option Closing Date), that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (c) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:

                     (i) The Company and its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the states or other jurisdictions under which they are incorporated, with full corporate power and authority to own, lease and operate their properties and conduct their businesses as described in the Prospectus; the Company and its subsidiaries are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and its subsidiaries to conduct its or their business as described in the Prospectus; and the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, so far as is known to such counsel, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person; to such counsel's knowledge, no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiaries are outstanding.

                     (ii) The Company has duly and validly authorized capital stock as set forth in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform to the description thereof in the Prospectus, and the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable; the Shares to be sold by the Company have been duly authorized and, when delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable, and the shareholders of the Company have no preemptive rights with respect to the Shares.

                     (iii)       Such counsel has been advised by the staff of
         the Commission that the Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has
                                                                   Exhibit 1
                                                                  Page 13 of 22



         been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                     (iv) The Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, comply as to form and appear on their face to be appropriately responsive in all material respects to the requirements of Form S-3 under the Act and the applicable Rules and Regulations (except that such counsel need express no opinion as to the financial statements or other financial data) and, as of the dates they were filed with the Commission, the documents incorporated by reference in the Prospectus appear on their face to be appropriately responsive in all material respects with the requirements of the 1934 Act and the applicable 1934 Act Rules and Regulations (except that such counsel need express no opinion as to the financial statements or other financial data).

                     (v) The filing of the Registration Statement has been duly authorized by the Board of Directors of the Company. This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's certificate of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company and its subsidiaries under, any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement, or any other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which they are bound or to which any of the properties or assets of the Company or its subsidiaries are subject, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or their properties, except, in the case of any such violation, breach, default, creation or imposition, to such extent as does not materially adversely affect the business of the Company and its subsidiaries taken as a whole.

                     (vi) To the knowledge of such counsel, (A) there are no legal, governmental or regulatory proceedings pending or threatened to which the Company or any subsidiary is a party or of which the business or properties of the Company or any subsidiary is the subject which are not disclosed in the Registration Statement and Prospectus or which (individually, or in the aggregate) are material to the business of the Company and its subsidiaries, taken as a whole; (B) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required; and (C) there are no statutes or regulations required to be described in the Registration Statement or Prospectus which are not described as required.

                     (vii)       The statements made in the Prospectus under
         the caption "Common Stock Dividends and Price Range", with respect to the Dividend Reinvestment Plan and the "Description of Common Stock"
         incorporated by reference therein, have been reviewed by such counsel
   Exhibit 1
   Page 14 of 22


         and are accurate summaries and fairly present the information disclosed therein.

                     (viii) The DPUC has authorized the issuance and sale of the Shares; such authorization, to the best of such counsel's knowledge, is still in force and effect and is sufficient for the issuance and sale of the Shares; the issuance and sale of the Shares are in conformity with the terms of such authorization; and no other authorization, approval, consent, order, registration or qualification of or with any court or governmental body, authority or agency is required with respect to the Company in connection with the transactions contemplated by this Agreement, except such as may be required under the Act or the Rules and Regulations or as may be required by the NASD or NYSE or under state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

                     (ix) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Such counsel shall confirm that in the course of its duties in connection with the preparation of the Registration Statement and Prospectus, nothing came to such counsel's attention that would lead them to believe that (1) either the Registration Statement or Prospectus or any amendment or supplement thereto (other than the financial statements or other financial data as to which such counsel need express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (2) the Company or any of its subsidiaries either
   (x) fails to hold all licenses, certificates, permits and approvals from all state, federal and other regulatory authorities, or has failed to satisfy in all material respects the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, required for the Company or such subsidiary to own, lease and operate its properties and conduct its business as described in the Prospectus, or (y) is failing to conduct its business in compliance in all material respects with all of the laws, rules and regulations of each jurisdiction in which it conducts its business as described in the Registration Statement, where the effect of any such failure referred to in clauses (x) and (y) hereof is or would be materially adverse to the business of the Company and its subsidiaries taken as a whole.

         In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, (1) as to matters involving laws of any jurisdiction other than Connecticut or Federal law, upon opinions addressed to the Underwriters of other counsel satisfactory to them and Peper, Martin, Jensen, Maichel and Hetlage, and
   (2) as to all matters of fact, upon certificates and written statements of and other communications with the executive officers and agents of, and accountants for, the Company.

               (d)   You shall have received on the Closing Date (and, if
   applicable, the Option Closing Date), from Peper, Martin, Jensen, Maichel and Hetlage, Counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, the Option Closing Date) with respect to the incorporation of the Company, the validity of the Shares, the
   Registration Statement, the Prospectus and other related matters as you may
                                                                   Exhibit 1
                                                                  Page 15 of 22



   reasonably require; the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

               (e) You shall have received at or prior to the Closing Date from Peper, Martin, Jensen, Maichel and Hetlage a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by the Underwriters of the Shares under state securities or Blue Sky laws of such jurisdictions as the Underwriters may have designated to the Company.

               (f) On the business day immediately preceding the date of this Agreement and on the Closing Date (and, if applicable, the Option Closing Date), you shall have received from Arthur Andersen LLP, a letter or letters, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations, and the answer to Item 509 of Regulation S-K set forth in the Registration Statement is correct insofar as it relates to them, and stating to the effect set forth in Schedule II hereto.

               (g) Except as contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, or entered into transactions, and there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries or any change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company or its subsidiaries, including without limiting the foregoing, the initiation or threatened initiation of any action, suit or other proceeding concerning compliance by the Company or any of its subsidiaries, or any predecessor thereof, with any requirements of federal, state or local laws or regulations relating to air, water, solid waste management, hazardous or toxic waste or substances, or the protection of health or the environment or concerning any solid or hazardous waste or hazardous substance or pollutant or contaminant located at any of the property currently or formerly owned or operated by the Company or any of its subsidiaries the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Closing Date (and, if applicable, the Option Closing Date) on the terms and in the manner contemplated in the Prospectus.

               (h)   There shall not have occurred any of the following:  (i)
   a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the
   establishing on such exchanges by the Commission or by such exchanges of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a general moratorium on commercial banking activities declared
   Exhibit 1
   Page 16 of 22


   by either federal or state authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; (iv) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or (v) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

               (i) You shall have received certificates, dated the Closing Date (and, if applicable, the Option Closing Date) and signed by the President and the Senior Vice President Financial Services and Chief Financial Officer of the Company stating that (i) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and all documents incorporated by reference therein and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto or any documents incorporated by reference therein as of their respective effective, issue or filing dates, contained, and the Prospectus as amended or supplemented and all documents incorporated by reference therein and when read together with the documents incorporated by reference therein, at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, that
   (ii) all representations and warranties made herein by the Company are true and correct in all material respects at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed by the Company on or prior to such Closing Date have been duly performed in all material respects.

               (j) The Company shall not have failed, refused, or been unable, at or prior to the Closing Date (and, if applicable, the Option Closing Date) to have performed in all material respects any agreement on its part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to such Closing Date.

               (k) The Company shall have furnished to you at the Closing Date (and, if applicable, the Option Closing Date) such other certificates as you may have reasonably requested as to the accuracy, on and as of such Closing Date, of the representations and warranties of the Company herein and as to the performance by the Company of its obligations hereunder.

               (l) The Shares shall have been approved for listing on the NYSE.

               (m)   The DPUC shall have authorized the issuance and sale of
                                                                   Exhibit 1
                                                                  Page 17 of 22



   the Shares and such authorization shall be in full force and effect.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Peper, Martin, Jensen, Maichel and Hetlage, counsel for the several Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

         If any of the conditions specified above in this Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you on notice to the Company.

         7.    INDEMNIFICATION.

               (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any blue sky application or other document executed by the Company or based on any information furnished in writing by the Company, filed in any jurisdiction in order to qualify any or all of the Shares under the securities laws thereof ("Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company shall not be liable to any Underwriter or controlling person under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised Preliminary Prospectus or Prospectus or amended or supplemented Prospectus. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.
   Exhibit 1
   Page 18 of 22



               (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and, each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any such Underwriter specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

               (c) Any party which proposes to assert the right to be indemnified under this Section 7 shall, within ten days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel in a written opinion that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist
                                                                   Exhibit 1
                                                                  Page 19 of 22



   on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim.

               (d) If the indemnification provided for in this Section 7 is for any reason, other than pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under subsections (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.
   Exhibit 1
   Page 20 of 22



         8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company contained in Sections 7 and 11 herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or any controlling person, the Company or any of its officers, directors or any controlling persons, and shall survive delivery of the Shares to the Underwriters hereunder.

         9.    SUBSTITUTION OF UNDERWRITERS.

               (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notify you that they have so arranged for the purchase of such Shares, you or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company as provided in subsection (a) above, the aggregate number of Shares which remains unpurchased does not exceed one tenth of the total Shares to be sold on the Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company as provided in subsection (a) above, the number of Shares which remains unpurchased exceeds one tenth of the total Shares to be sold on the Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require the non-defaulting
   Underwriters to purchase Shares of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company except for the expenses to be borne by the Company and the Underwriters as provided in Section 11 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting
                                                                   Exhibit 1
                                                                  Page 21 of 22



   Underwriter from liability for its default.

         10.   EFFECTIVE DATE AND TERMINATION.

               (a) This Agreement shall become effective at 1:00 p.m., St. Louis time, on the first business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first release the Shares for offering to the public; provided, however, that the provisions of Section 7 and 11 shall at all times be effective. For the purposes of this Section 10(a), the Shares shall be deemed to have been released to the public upon release by you of the publication of a newspaper advertisement relating to the Shares or upon release of telegrams, facsimile transmissions or letters offering the Shares for sale to securities dealers, whichever shall first occur.

               (b) This Agreement may be terminated by you at any time before it becomes effective in accordance with Section 10(a) by notice to the Company; provided, however, that the provisions of this Section 10 and of Section 7 and Section 11 hereof shall at all times be effective. In the event of any termination of this Agreement pursuant to Section 9 or this
   Section 10(b) hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 7 or Section 11 hereof.

               (c) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 7 and 11 hereof.

               (d) This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in Section 6 hereof shall not have been satisfied at or prior to the Option Closing Date or as provided in Section 9 of this Agreement.

         If you terminate this Agreement as provided in Sections 10(b), 10(c) or 10(d), you shall notify the Company by telephone or telegram, confirmed by letter.

         11.   COSTS AND EXPENSES.  The Company will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the
   Company's accountants and the fees and expenses of counsel for the Company,
   (b) the preparation, printing, filing, delivery and shipping of the
   Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (except as otherwise expressly provided in Section 5(d) hereof) and the printing, delivery and shipping of this
   Agreement, the Agreement Between Underwriters, the Selected Dealer
   Agreement, Underwriters' Questionnaires and Powers of Attorney and Blue Sky
   Memoranda, (c) the furnishing of copies of such documents (except as otherwise expressly provided in Section 5(d) hereof) to the Underwriters,
   (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states, including the reasonable fees and disbursements of Underwriters' counsel relating to such registration or qualification, (e) the fees payable to the NASD, if any, and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation
   Exhibit 1
   Page 22 of 22


   of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any, (h) all fees and expenses relating to the listing of the Shares for trading on NYSE and (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and (j) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Shares; provided, however, that the Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (other than fees and disbursements relating to the registration or qualification of the Shares for offering and sale under the securities laws of the various states), the Underwriters' out-of-pocket expenses, and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Shares.

         If this Agreement is terminated by you in accordance with the provisions of Section 10(c), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

         12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention:
   Syndicate, facsimile number (314) 289-7387, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 100 Columbus Boulevard, Hartford, Connecticut 06103, facsimile number (203) 727-3064. Notice to any Underwriter pursuant to Section 7 shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to such Underwriter's address as it appears in the Underwriters' Questionnaire furnished in connection with the offering of the Shares or as otherwise furnished to the Company.

         13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in
   Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

         In all dealings with the Company under this Agreement you shall act on behalf of each of the several Underwriters and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

         14.   COUNTERPARTS.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together
                                                                   Exhibit 1
                                                                  Page 23 of 22



   constitute one and the same instrument.

         15. PRONOUNS. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

         16. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri.

         If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Underwriters.

                                          CONNECTICUT NATURAL GAS CORPORATION


                                            By: _______________________________
                                            Title: ____________________________

   Accepted in St. Louis, Missouri
   as of the date first above written.

   A.G. EDWARDS & SONS, INC.
     as Representative


   By:____________________________
   Title:  Senior Vice President

   Exhibit 1
   Page 24 of 22


                                    SCHEDULE I



                        Name                 Number of Shares
                        ----                 ----------------
             A.G. Edwards & Sons, Inc.
             Edward D. Jones & Co.
                                                 -------

                         Total                   640,000
                                                 =======

                                                                   Exhibit 1
                                                                  Page 25 of 22



                                    SCHEDULE II



         Pursuant to Section 6(f) of the Underwriting Agreement, Arthur Andersen LLP shall furnish letters to the Underwriters to the effect that:

               (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable Rules and Regulations thereunder.

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Rules and Regulations with respect to registration statements on Form S-3; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants ("AICPA") of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters.

               (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, performing the procedures specified by the AICPA for a review of interim financial information as discussed in SAS No. 71, Interim Financial Information, on the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                     (A) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles, or the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder.

                     (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated
   Exhibit 1
   Page 26 of 22


               financial statements included in the Prospectus.

                     (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
               (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus.

                     (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                     (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated working capital, net current assets or net assets, or any changes in any other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                     (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or any changes in any other items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

               (iv) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of the Company and its subsidiaries for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.
                                                                   Exhibit 1
                                                                  Page 27 of 22